December 18, 2009

VIA TELECOPY

Greenwood Financial Inc.
c/o Orleans Homebuilders, Inc.
3333 Street Road
Bensalem, Pennsylvania 19020
Attention: Garry P. Herdler

Re:
Second Amended and Restated Revolving Credit Loan Agreement dated as of September 30, 2008 (as amended, the “Agreement”) by and among Greenwood Financial Inc. (“Master Borrower”), the entities identified on Schedule “A” attached hereto (together with the Master Borrower, the “Borrowers”), Orleans Homebuilders, Inc. (the “Guarantor”, and together with the Borrowers, the “Obligors”), the Lenders that are parties hereto (the “Lenders”), and Wachovia Bank, National Association, as Agent for the Lenders (“Agent”).

Dear Mr. Herdler:

Please refer to the Agreement and to that certain Amendment Extension Letter dated October 30, 2009 from the Agent and agreed to and accepted by the Lenders and Obligors (the “First Amendment Extension Letter”).  Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement and the First Amendment Extension Letter as applicable. This letter shall be referred to as the “Second Amendment Extension Letter”.

1.           Requests by Obligors.

A.           As set forth in the First Amendment Extension Letter, the Obligors notified the Agent and Lenders that the Anticipated Events of Default were predicted to occur under the Agreement and requested that the Lenders waive the Anticipated Events of Default for a limited period of time.  In addition to the Anticipated Events of Default, the Obligors have notified Agent that they anticipate that the following Events of Default will occur: (i) under Sections 9.1 and 9.2 of the Agreement on December 20, 2009 as a result of the anticipated inability of the Obligors to repay and satisfy all obligations of the Obligors under the Agreement and other Loan Documents and cash collateralize the Issuer’s maximum liability under all outstanding Letters of Credit on the Maturity Date as required under Section 2.3.1.1, 2.3.2.1 and 2.1.4.3 of the Agreement (the “Anticipated Maturity Date Default”), (ii) under Section 9.1 of the Agreement as a result of the anticipated failure of the Obligors to pay the second additional fee (the “Second Additional Fee”) on December 20, 2009 as required under Section 2.6.5 of the Agreement (the “Second Fee Payment Default”), (iii) under Section 9.11 of the Agreement as a result of the anticipated failure of the Obligors to make interest payments under the OHI Financing Subordinated Debt (the “OHI Subordinated Debt Default”), and (iv) under Section 9.3 of the Agreement as a result of the possible insolvency of the Obligors and the possible inability of the Obligors to pay their debts as they mature (the “Solvency Default”).  The definition “Anticipated Events of Default” shall be deemed to include the Anticipated Maturity Date Default, the Second Fee Payment Default, the OHI Subordinated Debt Default and the Solvency Default.  Notwithstanding anything herein to the contrary, the Second Additional Fee will be fully earned on December 20, 2009.

B.           Pursuant to the terms and conditions set forth in the First Amendment Extension Letter, the Agent and the Lenders temporarily waived the Anticipated Events of Default through and including November 30, 2009 (unless otherwise extended by Agent pursuant to Section 2B of this First Amendment Extension Letter).

C.           Pursuant to that certain letter dated December 4, 2009 and effective November 30, 2009, the Agent extended the Amendment Extension Period until December 20, 2009.

D.           The Agent and Obligors have engaged in good faith discussions relating to the terms upon which the Agent and Lenders would consider amending and restating the Agreement and waiving the Anticipated Events of Default (the “Amendment Terms”).  Neither the  Lenders nor Agent have approved the Amendment Terms and have no obligation to do so. The final terms of an amendment to the Agreement, if ultimately agreed to by the Lenders and Agent, may contain terms which are not specifically addressed in the current Amendment Terms. If no amendment to the Agreement is entered into by the end of the Extension Period, then the Limited Wavier and Amendment Extension (defined below) set forth herein shall expire at that time in accordance with Section 2B herein.

E.           The Obligors have requested that the Agent and the Lenders further extend the Amendment Extension Period in order to give the parties additional time to conduct additional due diligence, obtain the necessary approvals and document the Amendment Terms.

2.           Limited Waiver and Amendment Extension.

A.           Subject to the terms and conditions set forth herein, the Agent and the Lenders agree to temporarily waive the Anticipated Events of Default (the “Limited Waiver and Amendment Extension”), at all times from the period (such period being the “Amendment Extension Period”) commencing on the date hereof through and including January 29, 2010 (unless otherwise extended by Agent pursuant to Section 2B of this Second Amendment Extension Letter), provided that such Limited Waiver and Amendment Extension shall end on the date when one or more of the events described in this Section 2A occurs:

(i)           A creditor of any Obligor exercises or commences any enforcement action against any Obligor (including, without limitation, the acceleration of any OHI Financing Subordinated Debt) as a result of OHI Financing Inc.’s failure to make interest payments or any other default under the OHI Financing Subordinated Debt;

(ii)          One or more of the Lenders notifies the Agent that it is unwilling or unable to consent to the Amendment Terms and in the reasonable judgment of Agent, the Obligors and such Lender(s) will be unable to reach a mutual agreement within a reasonable period of time;

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(iii)        The making of any bonus payments, incentive payments or any other similar payment by Guarantor or its Affiliates to any officer, director, employee or affiliate (other than commission or construction bonus payments to field personnel in the ordinary course of business) during the Amendment Extension Period;

(iv)        If any Notice of Borrowing for general working capital and corporate purposes fails to provide sufficient detail of the intended use of such advance or if such use is not deemed satisfactory to Agent but such payment is made over Agent’s objection;

(v)         If Obligors fail to deliver Financial Statements to Agent on the next Business Day after filing same with the Securities and Exchange Commission;

(vi)        Failure to deliver to Agent any and all offers made to purchase the Obligors or their assets outside the ordinary course of business;

(vii)       Any Obligor shall commence construction on any Units for which there is not a Qualifying Agreement of Sale without the prior written consent of the Agent;

(viii)      Purchase of any Real Estate, Lots or Units by any Obligor without the prior written consent of the Agent;

(ix)         Failure of Guarantor and its subsidiaries (such subsidiaries who are not Obligors, “Pledgors”) to maintain all deposit accounts and securities accounts (the “Controlled Accounts”) subject to a security interest and control agreements in favor of Agent; provided that Controlled Accounts shall not include (x) escrow, trust, customer deposit, payroll or similar accounts, or any funds held in such accounts, (the “Customer Accounts”), (y)  accounts that are restricted by legal or regulatory requirements from being pledged, or any funds held in such accounts, (“Regulated Accounts”) and (z) certain accounts together with any successor accounts agreed to by Agent, or any funds held in such accounts, with an aggregate value not to exceed $7,500,000 (the “Other Accounts”), in each case listed in perfection certificate delivered pursuant to Section 4A(viii) hereof (the Customer Accounts, Regulated Accounts and the Other Accounts, collectively, the “Excluded Accounts”);

(x)          Failure of the report delivered by Obligors pursuant to Section 6.1.4 of the Agreement to list the balances of Cash and Cash Equivalents in all Excluded Accounts for each day of the previous week;

(xi)         If Guarantor holds and/or own Cash and Cash Equivalents (including without limitation the Controlled Accounts and the Excluded Accounts) determined on a consolidated basis in an amount in excess of $12,000,000 with respect to unrestricted Cash and Cash Equivalents; provided that Guarantor may hold and/or own Cash or Cash Equivalents in excess of $12,000,000 on a consolidated basis for no longer than two (2) consecutive Business Days so long as Borrowers reduce such amount during such period by repaying the Loans or otherwise reducing such amount in a manner permitted by the Agreement;

(xii)        If Obligors file an amendment to any federal tax return claiming a tax refund with respect to the current net operating loss carryback law, without (x) concurrently filing any and all forms required by Agent, so that the proceeds of any such refund to which the Obligors may be entitled is delivered directly to Agent on behalf of the Lenders (in connection with its security interest in such federal tax refund) and made payable to Agent for the ratable benefit of Lenders, and (y) obtaining prior written approval of Agent of such filing and forms; and

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(xiii)       The occurrence of any other Event of Default (that is, any Event of Default caused by or resulting from something other than the Anticipated Events of Default) under the Agreement or under any of the other Loan Documents.

B.           At the end of the Amendment Extension Period, the Limited Waiver and Amendment Extension shall terminate and the Anticipated Events of Default shall, effective as of the end of the Amendment Extension Period, immediately constitute Events of Default under Article IX under the Agreement without the requirement of further notice or an opportunity to cure, and Agent and Lenders shall be entitled to immediately exercise all of their respective rights and remedies under the Loan Documents and applicable law.  Notwithstanding the foregoing, so long as no Event of Default has occurred other than the Anticipated Events of Default and on or prior to January 29, 2010 the Obligors have obtained all necessary approvals and consents and Obligors and Agent have satisfactorily documented the Amendment Terms, the Amendment Extension Period may be extended by Agent with respect to the Anticipated Events of Default through February 12, 2010 upon written notice to Master Borrower; provided that any extension of the Amendment Extension Period shall not be deemed a final approval of any amendment and restatement of the Credit Agreement by Agent or any Lender.

C.           Without limiting the generality of the provisions of subsection 11.10 of the Agreement, the waiver set forth herein shall be limited precisely as written and relates solely to the noncompliance by Obligors with the provisions of the Agreement set forth in Section 1A, 1B and 1C of the First Amendment Extension Letter and Section 1A of this Second Amendment Extension Letter in the manner and to the extent described on or prior to the date on which the Amendment Extension Period terminates, and nothing in this Second Amendment Extension Letter shall be deemed to:

(i)           constitute a waiver of (x) any Event of Default or noncompliance by the Obligors with respect to the provisions of the Agreement other than the Anticipated Events of Default or (y) compliance by the Obligors with respect to any other term, provision or condition of the Agreement (including, without limitation, violations or breaches of the Agreement that are similar in nature to those included in Anticipated Events of Default but cover different time periods) or any other Loan Document; or

(ii)          prejudice any right or remedy that Agent or any Lender may now have or may have in the future under or in connection with the Agreement or any other Loan Document (except to the extent such right or remedy was based upon existing defaults or Anticipated Events of Default that have been temporarily waived after giving effect to this Second Amendment Extension Letter).

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3.            Borrowing Base, No Swing Line Loans, Subordinated Debt, Continuation of Lending

A.           During the Amendment Extension Period and as a result of giving effect to the Limited Waiver and Amendment Extension, the Borrowing Base and Borrowing Base Availability calculations as shown on the Borrowing Base Certificates delivered on or after October 30, 2009 will be made using the modifications to the definition of Borrowing Base Availability and Article III of the Agreement pursuant to the Third Amendment notwithstanding that such modifications, by their terms, are otherwise no longer effective.  Notwithstanding the foregoing or anything contained in the Agreement to the contrary, during the Amendment Extension Period, Borrowing Base Availability shall be reduced dollar for dollar by the aggregate amount of liability relating to any outstanding Letters of Credit or Tri-Party Agreement for which a draw request has been made as of the date of such draw request and (without duplication) by any payments made as a result of a drawing under a Letter of Credit or Tri-Party Agreement that have not yet become Loans as of the date of such payment.

B.           On and after the date hereof: (i) the definition of “Collateral” shall be deemed to include the deposit accounts and securities accounts pledged to Agent pursuant to the security agreement delivered pursuant to Section 4A(ix) of this Second Amendment Extension Letter; (ii) the definition of “Security Agreement” shall be deemed to include the security agreement delivered pursuant to Section 4A(ix) of this Second Amendment Extension Letter; and (iii) “Subsidiary” shall mean, with respect to any Person, any corporation, partnership, trust, limited liability company, association, Joint Venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the members of the Governing Body is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

C.           Solely with respect to the Consolidated Tangible Net Worth Covenant contained in Section 8.2 of the Agreement, the Obligors may make certifications (i) and (ii) in any Notice of Borrowing delivered during the Amendment Extension Period without giving effect to the accrual of the First Additional Fee and Second Additional Fee, and the Loans and the cash collateralization of Letters of Credit as of the Maturity Date.

D.           During the Amendment Extension Period, (i) Borrowers shall not deliver and Swing Line Lender shall not accept any Notice of Borrowing for a Swing Line Loan, and (ii) there shall be no borrowings under any Swing Line Loan.

E.           The Obligors hereby request, and Agent, Issuer and Lenders hereby agree, that Letters of Credit may be extended to February 26, 2010 pursuant to the terms of the Agreement other than the requirement on the part of the Borrowers to post cash collateral under Section 2.1.4.3 of the Agreement; provided that Borrowers must continue to post cash collateral for any Defaulting Lender’s share of each such Letter of Credit pursuant to Section 2.1.4.4 of the Agreement.

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F.           Terms used in this Section 3F shall have the meanings ascribed to such terms in the Consent.  Each Lender signatory hereto hereby consents to the Exchange I Transaction; provided that (i) the modifications to the terms of the Existing Indenture I Documents are substantially similar to, and not less favorable to the Obligors and Lenders than, the modifications made to the Existing Indenture II Documents in the Exchange II Transaction, as determined by Agent, including without limitation substantially similar covenants, events of default, interest rates, proportional principal increase, redemption provisions, subordination provisions, maturity date, transaction fees and other material terms, (ii) the Exchange I Transaction is consummated during the Amendment Extension Period (as may be extended by Agent pursuant to Section 2B of this Amendment Extension Letter), (iii) the documentation for the Exchange I Transaction shall be in form and substance satisfactory to Agent, and (iv) no Event of Default or any condition or event that, after notice or lapse of time or both, would constitute an Event of Default (other than the Anticipated Events of Default) has occurred and is continuing as of the effective date of the Exchange I Transaction, which condition shall be evidenced by a certificate delivered by Obligors to Agent dated as of the effective date of the Exchange I Transaction certifying the same.  Each Lender signatory hereto further consents and agrees that the Debt created or incurred pursuant to the Exchange I Transaction (including the guaranty thereof by Guarantor) shall constitute OHI Financing Subordinated Debt and that the guaranty of such debt by Guarantor as provided in the Exchange I Documents shall constitute Permitted Debt.

G.           Notwithstanding anything to the contrary in Section 2 of the Agreement, (i) Lenders shall continue to extend to Borrowers the Line of Credit and (ii) the Unused Fee shall continue to accrue, in each case after the Maturity Date and during the Amendment Extension Period, subject to the other terms of the Agreement and this Second Amendment Extension Letter.

4.           Conditions Precedent.  The Limited Waiver shall become effective, as of the date hereof and as provided herein, only upon the satisfaction of all of the following conditions precedent to the satisfaction of the Agent (the date of satisfaction of such conditions being referred to herein as the “Effective Date”):

A.           On or before the Effective Date, Obligors shall deliver to Agent the following, each in form and substance satisfactory to the Agent and, unless otherwise noted, dated the Effective Date:

(i)           A certificate, dated as of the Effective Date of the respective Secretary, general partner, manager or members of each Borrower, Guarantor and Pledgor, certifying either Organizational Documents of such entity attached to such certificate or that there have been no changes to its respective Organizational Documents delivered to Lenders on September 30, 2008;

(ii)          Certified copies of all corporate, limited partnership and limited liability company action (as appropriate) taken by Borrowers, Guarantor and Pledgors, including resolutions of their respective Boards of Directors, authorizing the execution, delivery and performance of this Amendment Extension Letter, certified as of the Effective Date;

(iii)         An incumbency and signature certificate (dated as the date of this Agreement) of the Secretaries, general partners, managers or members (as appropriate) of each Borrower, Guarantor and Pledgor, certifying the names and true signatures of the officers or other authorized Persons of such Borrower, Guarantor and Pledgor authorized to sign this Amendment Extension Letter;

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(iv)        Signature pages of this Amendment Extension Letter executed by each Obligor;

(v)         All due diligence items requested by or on behalf of Agent and its advisors, including without limitation a consolidating balance sheet for Guarantor and its Affiliates, updated company models reflecting implementation of the current Amendment Terms, letter of credit analysis, and any other diligence item reasonably requested by or on behalf of Agent or its advisors;

(vi)        a per Unit budget for operations relating to Discontinued Assets (as contemplated by the Amendment Terms) and Continuing Assets (as contemplated by the Amendment Terms), including a line item for payments, if any, on account of agreements between the Borrowers and their existing trade creditors providing for discounted cash payments on existing trade debt;

(vii)       evidence of Obligors’ filing of an amendment to Obligors’ 2008 federal tax return claiming a tax refund with respect to the current net operating loss carryback law, concurrently filed with any forms required by Agent, so that the proceeds of any such refund to which the Obligors may be entitled is delivered directly to Agent on behalf of the Lenders (in connection with its security interest in such federal tax refund) and made payable to Agent for the ratable benefit of Lenders;

(viii)      an executed perfection certificate for each Obligor and Pledgor, with complete schedules attached thereto;

(ix)         executed (by each owner of a Controlled Account as well as the institution where such Controlled Account is located, as applicable) security agreements, deposit account control agreements and securities account control agreements creating a valid and perfected security interest in favor of  the Agent for the ratable benefit of the Lenders in all Controlled Accounts; and

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(x)          the Obligors shall have caused the Other Accounts and the funds therein, including the proceeds of any sale of the funds therein, to be transferred to one or more Affiliates of Agent (whereupon they shall continue to constitute Other Accounts for the purposes hereof); provided that (1) by virtue of such action by the Obligors, the Agent and Lenders shall not acquire any right or interest in or to the Other Accounts, whether by way of security interest, pledge, lien, encumbrance, right of set-off or other right created by contract, statute, common law, equity or otherwise (other than any right acquired by way of contract between Wachovia Bank, N.A. or its Affiliates and the owner of such Other Accounts arising as a result of Wachovia Bank, N.A. or its Affiliates or their successors in interest holding such Other Accounts as custodian or depository institution), and explicitly waive any such right or interest that Agent or Lenders could acquire in the Other Accounts, whether or not there exists at the time, or any time, an Event of Default; and (2) the Obligors shall have the unfettered right to take, in their sole discretion, any and all actions with respect to the assets in the Other Accounts, including, without limitation, the payment or transfer thereof to any Person or Persons whatsoever, whether or not there exists at the time, or any time, an Event of Default; provided that (i) Obligors shall not deposit any additional funds in the Other Accounts after the date hereof, even if Obligors have used or depleted the funds in the Other Accounts, (ii) the Obligors shall not transfer the funds in the Other Accounts to any account not located at Agent or an Affiliate of Agent; (iii) notwithstanding the foregoing clauses (1) and (2) of this Section 4A(x), the Agent and Lenders have not waived, and this Section 4A(x) shall not constitute a waiver of, any rights the Agent or Lenders would have under the Agreement if the Other Accounts were held by a third party custodian and not by Agent, an Affiliate of Agent, any of the Lenders, including without limitation as creditors of the Obligors to seek to obtain a judgment against the owners of the Other Accounts after an Event of Default and in connection therewith to garnish the Other Accounts, and (iv) notwithstanding anything to the contrary in this Section 4A(x), Obligors agree that any amendment to the Agreement that extends the Maturity Date in accordance with the term sheet containing the Amendment Terms shall require security agreements, deposit account control agreements and securities account control agreements creating a valid and perfected security interest in favor of  the Agent for the ratable benefit of the Lenders in all Other Accounts.

B.           Lenders shall have executed this Amendment Extension Letter.

C.           On or before the Effective Date, all corporate and other proceedings taken or to be taken by any Obligor or Pledgor in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

D.           Borrowers shall have paid (i) to Agent, all of Agent’s outstanding expenses under the Loan Documents, including inspection and appraisal costs, (ii) to Reed Smith LLP and Schnader Harrison Segal and Lewis LLP, counsel to Agent, all fees and expenses invoiced through the date hereof; and (iii) to Capstone Advisory Group LLC, financial advisor to the Agent, all fees and expenses invoiced through the date hereof.

E.           Satisfaction of the conditions set forth in this Section 4 shall be evidenced by the delivery by Agent to Master Borrower of executed signatures pages for the Agent and Requisite Lenders.

5.           Release.  Each of the Obligors, on behalf of itself and any person or entity claiming by, under or through it, hereby unconditionally remises, releases and forever discharges the Agent and the Lenders, and their respective past and present officers, directors, shareholders, agents, parent corporation, members, subsidiaries, affiliates, trustees, administrators, attorneys, predecessors, and successors and assigns, of and from any and all manner of actions, causes of action, suits, debts, dues, accounts, claims, counterclaims, crossclaims, defenses and/or demands whatsoever, including claims for contribution and/or indemnity, whether now known or unknown, past or present, asserted or unasserted, contingent or liquidated, at law or in equity, or resulting from any assignment, if any, which any of the Obligors ever had, now have, or may have against the Agent or the Lenders, for or by reason of any cause, matter or thing whatsoever, arising from the beginning of time to the date of execution of this Amendment Extension Letter relating to or arising from the Agreement, the Loan Documents, and/or the lending or any other banking relationship between any of the Obligors and the Agent and the Lenders.

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6.           Representations.  In order to induce Lenders to enter into this Amendment Extension Letter and to grant the Limited Waiver in the manner provided herein, each Obligor represents and warrants to each Lender that the following statements are true, correct and complete:

A.           Acknowledgement of Indebtedness.  (i) Absent the Limited Waiver set forth herein, the Anticipated Events of Default would be likely to occur and, if any Anticipated Event of Default were to occur, the Obligors would not likely be able to cure it and such Anticipated Event of Default would continue to exist; (ii) the Indebtedness are valid and enforceable against Obligors; and (iii) neither Lenders nor Agent has unconditionally waived in any respect any or all of such Anticipated Events of Default or its respective rights and remedies with respect thereto except as specifically set forth herein, and but for the Limited Waiver, Obligors have no defenses whatsoever to the exercise of any rights and remedies by Agent or Lenders, and each Obligor waives any and all further notice, presentment, notice of dishonor or demand with respect to the same.

B.           Corporate Power and Authority.  Each Obligor has all requisite power and authority to enter into this Amendment Extension Letter and to carry out the transactions contemplated by, and perform its obligations under, the Agreement as temporarily modified by this Second Amendment Extension Letter (the “Amended Agreement”).

C.           Authorization of Agreements.  The execution and delivery of this Amendment Extension Letter and the performance of the Amended Agreement have been duly authorized by all necessary corporate, partnership or limited liability company action, as appropriate, on the part of each Obligor.

D.           No Conflict.  The execution and delivery by each Obligor of this Amendment Extension Letter and the performance by each Obligor of the Amended Agreement do not and will not (i) require any consent or approval of the shareholders, partners or members of any such entity not already obtained; (ii) contravene such entity’s Organizational Documents; (iii) violate any provision of or cause or result in a breach of or constitute a default under any law, rule, regulation (including, without limitation, Regulation U of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination, or award presently in effect having applicability to such entity; (iv) cause or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease, or instrument to which such entity is a party or by which it or its properties may be bound or affected; (v) cause or result in or require the creation or imposition of any Lien upon or with respect to any of the properties now owned or hereafter acquired by such Obligor except as contemplated by this Amendment Extension Letter; or (vi) violate any provision of any indenture, agreement, or other instrument to which any Borrower, Guarantor, or any of their respective properties or assets are bound, and will not be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement, or other instrument, or result in the creation or imposition of any lien, charge, or encumbrance of any nature whatsoever upon any of said properties or assets.

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E.           Governmental Consents.  The execution and delivery by each Obligor of this Amendment Extension Letter and the performance by each Obligor of the Amended Agreement do not and will not require any authorization, consent, approval, license or exemption of, or any registration, qualification, designation, declaration or a filing with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, except as have been obtained.

F.           Binding Obligation.  This Amendment Extension Letter has been duly executed and delivered by each Obligor and this Amendment Extension Letter and the Amended Agreement are the legally valid and binding obligations of such Obligor, enforceable against such Obligor in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditors’ rights generally.

G.           Incorporation of Representations and Warranties From Loan Documents.  After giving effect to the Limited Waiver, the representations and warranties contained in each Loan Document are and will be true, correct and complete in all material respects on and as of the Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

H.           Absence of Default.  After giving effect to the Limited Waiver, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment Extension Letter that would constitute an Event of Default.

7.           No Impairment.  Except as to the Limited Waiver contained herein, nothing contained in this Amendment Extension Letter shall serve as a waiver of any right of the Agent or the Lenders, a waiver or cure of any defaults under the Agreement or the other Loan Documents, a modification or novation of the Indebtedness or the documentation therefor, or an agreement or commitment by the Agent or the Lenders to extend or otherwise modify the Indebtedness.

8.           Termination of Limited Waiver.  Failure of any of the Obligors or Pledgors to satisfy any of the terms or conditions in this Amendment Extension Letter shall, immediately and without further notice or opportunity to cure, terminate the Limited Waiver, end the Waiver Period, and constitute an Event of Default under Article IX of the Agreement as of the date of such failure, and the Agent and the Lenders shall be entitled to immediately exercise all of their respective rights and remedies under the Loan Documents and applicable law.

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9.           Miscellaneous.

A.           Headings.  The headings and underscoring of articles, sections and clauses and the naming of any document or defined term, including this Amendment Extension Letter, have been included herein for convenience only and shall not be considered in interpreting this Amendment Extension Letter.

B.           Governing Law.  This Amendment Extension Letter shall be construed in accordance with and governed by the internal laws of the Commonwealth of Pennsylvania.

C.           Integration.  This Amendment Extension Letter constitutes the sole agreement of the parties with respect to the subject matter hereof and thereof and supersedes all oral negotiations and prior writings with respect to the subject matter hereof and thereof.

D.           Severability of Provisions.  Any provision of this Amendment Extension Letter that is held to be inoperative, unenforceable, void or invalid in any jurisdiction shall, as to that jurisdiction, be ineffective, unenforceable, void or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability or validity of that provision in any other jurisdiction, and to this end the provisions of this Amendment Extension Letter are declared to be severable.

E.           Fees and Expenses.  Company acknowledges that all costs, fees and expenses as described in Section 13.15 of the Agreement incurred by Agent and its counsel with respect to this Amendment Extension Letter and the documents and transactions contemplated hereby shall be for the account of Borrowers.

F.           No Third-Party Beneficiaries.  Notwithstanding anything to the contrary contained herein, no provision of this Amendment Extension Letter is intended to benefit any party other than the signatories hereto nor shall any such provision be enforceable by any other party.

G.           Counterparts.  This Amendment Extension Letter may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Amendment Extension Letter.  Any facsimiled, electronically transmitted, or photocopied signatures hereto shall be deemed original signatures hereto, all of which shall be equally valid.

[Signature Pages Follow]

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Sincerely,

Wachovia Bank, National Association,
as Agent

By:	/s/ Nathan R. Rantala
Nathan R. Rantala, Director

(Signature Page to Limited Waiver)

ACCEPTED AND AGREED TO:

Master Borrower:	Greenwood Financial Inc., a Delaware corporation

	By:	/s/ Lawrence J. Dugan
Name: Lawrence J. Dugan
Title: Vice President

Corporate Borrowers:	OHB Homes, Inc.
Orleans Corporation
Orleans Corporation of New Jersey
Orleans Construction Corp.
Parker & Lancaster Corporation
Parker & Orleans Homebuilders, Inc.
Sharp Road Farms, Inc.

	By:	/s/ Lawrence J. Dugan
Name: Lawrence J. Dugan
Title: Vice President

[Borrowers’ signatures continued on the following page]

(Signature Page to Limited Waiver)

Limited Liability Company
Borrowers:
Masterpiece Homes, LLC
OPCNC, LLC
Orleans at Bordentown, LLC
Orleans at Cooks Bridge, LLC
Orleans at Covington Manor, LLC
Orleans at Crofton Chase, LLC
Orleans at East Greenwich, LLC
Orleans at Elk Township, LLC
Orleans at Evesham, LLC
Orleans at Hamilton, LLC
Orleans at Harrison, LLC
Orleans at Hidden Creek, LLC
Orleans at Jennings Mill, LLC
Orleans at Lambertville, LLC
Orleans at Lyons Gate, LLC
Orleans at Mansfield, LLC
Orleans at Maple Glen, LLC
Orleans at Meadow Glen, LLC
Orleans at Millstone, LLC
Orleans at Millstone River Preserve, LLC
Orleans at Moorestown, LLC
Orleans at Tabernacle, LLC
Orleans at Upper Freehold, LLC
Orleans at Wallkill, LLC
Orleans at Westampton Woods, LLC
Orleans at Woolwich, LLC
Orleans Arizona Realty, LLC
Orleans DK, LLC
Parker Lancaster, Tidewater, L.L.C.
Wheatley Meadows Associates, LLC

	By:	/s/ Lawrence J. Dugan
Lawrence J. Dugan
Vice President

[Borrowers’ signatures continued on the following page]

(Signature Page to Limited Waiver)

Limited Partnership
Borrowers:	Brookshire Estates, L.P. (f/k/a Orleans at Brookshire Estates, L.P.)
Orleans at Falls, LP
Orleans at Limerick, LP
Orleans at Lower Salford, LP
Orleans at Thornbury, L.P.
Orleans at Upper Saucon, L.P.
Orleans at Upper Uwchlan, LP
Orleans at West Bradford, LP
Orleans at West Vincent, LP
Orleans at Windsor Square, LP
Orleans at Wrightstown, LP
Stock Grange, LP

	By:	OHI PA GP, LLC, sole General Partner

		By:	/s/ Lawrence J. Dugan
Lawrence J. Dugan Vice President

Orleans RHIL, LP
Realen Homes, L.P.
	By:	RHGP, LLC, sole General Partner
		By:	Orleans Homebuilders, Inc.,
Authorized Member

			By:	/s/ Garry P. Herdler
Garry P. Herdler, Executive
Vice President &
Chief Financial Officer

Guarantor:	Orleans Homebuilders, Inc., a Delaware corporation

	By:	/s/ Garry P. Herdler
Garry P. Herdler, Executive
Vice President &
Chief Financial Officer

(Signature Page to Limited Waiver)

LENDER SIGNATURE PAGE TO SECOND AMENDMENT EXTENSION LETTER WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF DECEMBER 18, 2009:

WACHOVIA BANK,
NATIONAL ASSOCIATION

By:	/s/ Nathan R. Rantala
Nathan R. Rantala, Director

(Signature Page to Limited Waiver)

LENDER SIGNATURE PAGE TO SECOND AMENDMENT EXTENSION LETTER WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF DECEMBER 18, 2009:

BANK OF AMERICA, N.A.

By:	/s/ John A. Mc Donald
Name: John A. Mc Donald
Title: S.V.P.

(Signature Page to Limited Waiver)

LENDER SIGNATURE PAGE TO SECOND AMENDMENT EXTENSION LETTER WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF DECEMBER 18, 2009:

SOVEREIGN BANK

By:	/s/ Richard M. Quinn
Name: Richard M. Quinn
Title: Senior Vice President

(Signature Page to Limited Waiver)

LENDER SIGNATURE PAGE TO SECOND AMENDMENT EXTENSION LETTER WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF DECEMBER 18, 2009:

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Anne Brehony
Name: Anne Brehony
Title: Vice President

(Signature Page to Limited Waiver)

LENDER SIGNATURE PAGE TO SECOND AMENDMENT EXTENSION LETTER WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF DECEMBER 18, 2009:

PNC BANK, N.A. successor to NATIONAL CITY BANK

By:	/s/ Christopher Guyer
Name: Christopher Guyer
Title: Vice President

(Signature Page to Limited Waiver)

LENDER SIGNATURE PAGE TO SECOND AMENDMENT EXTENSION LETTER WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF DECEMBER 18, 2009:

FIRSTRUST BANK

By:	/s/ Seth Mackler
Name: Seth Mackler
Title: Senior Vice President

(Signature Page to Limited Waiver)

LENDER SIGNATURE PAGE TO SECOND AMENDMENT EXTENSION LETTER WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF DECEMBER 18, 2009:

COMPASS BANK, an Alabama banking corporation (successor in interest to Guaranty Bank)

By:	/s/ Linda Garcia
Name: Linda Garcia
Title: Senior Vice President

(Signature Page to Limited Waiver)

LENDER SIGNATURE PAGE TO SECOND AMENDMENT EXTENSION LETTER WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF DECEMBER 18, 2009:

CITIZENS BANK OF PENNSYLVANIA

By:	/s/ Marianne E. Herbst
Name: Marianne E. Herbst
Title: Vice President

(Signature Page to Limited Waiver)

LENDER SIGNATURE PAGE TO SECOND AMENDMENT EXTENSION LETTER WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF DECEMBER 18, 2009:

TD BANK, NA, successor by merger to Commerce Bank, N.A.

By:	/s/ Kendall Jones
Name: Kendall Jones
Title: VP

(Signature Page to Limited Waiver)

LENDER SIGNATURE PAGE TO SECOND AMENDMENT EXTENSION LETTER WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF DECEMBER 18, 2009:

SUNTRUST BANK

By:	/s/ Janet R. Naifeh
Name: SunTrust Bank JANET R. NAIFEH
Title: Senior Vice President

(Signature Page to Limited Waiver)

LENDER SIGNATURE PAGE TO SECOND AMENDMENT EXTENSION LETTER WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF DECEMBER 18, 2009:

REGIONS BANK, successor by merger to Amsouth Bank

By:	/s/ Daniel McClurkin
Name: Daniel McClurkin
Title: Vice President

(Signature Page to Limited Waiver)

LENDER SIGNATURE PAGE TO SECOND AMENDMENT EXTENSION LETTER WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF DECEMBER 18, 2009:

COMERICA BANK

By:	/s/ Laura L. Benson
Name: Laura L. Benson
Title: Vice President

(Signature Page to Limited Waiver)

LENDER SIGNATURE PAGE TO SECOND AMENDMENT EXTENSION LETTER WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF DECEMBER 18, 2009:

COMPASS BANK, an Alabama Banking Corporation

By:	/s/ Linda Garcia
Name: Linda Garcia
Title: Senior Vice President

(Signature Page to Limited Waiver)

LENDER SIGNATURE PAGE TO SECOND AMENDMENT EXTENSION LETTER WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF DECEMBER 18, 2009:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Michael J. Burke
Name: Michael J. Burke
Title: SVP

(Signature Page to Limited Waiver)

LENDER SIGNATURE PAGE TO SECOND AMENDMENT EXTENSION LETTER WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF DECEMBER 18, 2009:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Keith C. Braun
Name: Keith C. Braun
Title: Managing Director

By:	/s/ D. Lazarov
Name: D. Lazarov
Title: Managing Director

(Signature Page to Limited Waiver)

Schedule A  -  Schedule of Borrowers

Greenwood Financial Inc.
Masterpiece Homes, LLC
OHB Homes, Inc.
Orleans Corporation
Orleans Corporation of New Jersey
Orleans Construction Corp.
Parker & Lancaster Corporation
Parker & Orleans Homebuilders, Inc.
Sharp Road Farms, Inc.
OPCNC, LLC
Orleans at Bordentown, LLC
Orleans at Cooks Bridge, LLC
Orleans at Covington Manor, LLC
Orleans at Crofton Chase, LLC
Orleans at East Greenwich, LLC
Orleans at Elk Township, LLC
Orleans at Evesham, LLC
Orleans at Hamilton, LLC
Orleans at Harrison, LLC
Orleans at Hidden Creek, LLC
Orleans at Jennings Mill, LLC
Orleans at Lambertville, LLC
Orleans at Lyons Gate, LLC
Orleans at Mansfield, LLC
Orleans at Maple Glen, LLC
Orleans at Meadow Glen, LLC
Orleans at Millstone, LLC
Orleans at Millstone River Preserve, LLC
Orleans at Moorestown, LLC
Orleans at Tabernacle, LLC
Orleans at Upper Freehold, LLC
Orleans at Wallkill, LLC
Orleans at Westampton Woods, LLC
Orleans at Woolwich, LLC
Orleans Arizona Realty, LLC
Orleans DK, LLC
Wheatley Meadows Associates, LLC
Parker Lancaster, Tidewater, L.L.C.
Brookshire Estates, L.P. (f/k/a Orleans at Brookshire Estates, L.P.)
Orleans at Falls, LP
Orleans at Limerick, LP
Orleans at Lower Salford, LP
Orleans at Thornbury, LP
Orleans at Upper Saucon, L.P.

1

Orleans at Upper Uwchlan, LP
Orleans at West Bradford, LP
Orleans at West Vincent, LP
Orleans at Windsor Square, LP
Orleans at Wrightstown, LP
Stock Grange, LP
Orleans RHIL, LP
Realen Homes, L.P.

2 -